Exhibit 10.1

AMENDMENT AGREEMENT

Amendment Agreement, dated February 6, 2013, to the Facility Agreement, dated as of March 11, 2011 (the “FA”), between Titan Pharmaceuticals, Inc. (“Titan”) and the parties named therein as Lenders (the “Lenders”).

In consideration of today’s exercise of warrants by the Lenders and for other good and valuable consideration, Titan and the Lenders agree that Section 2.2 of the FA is amended to add thereto the following provision:

“(f) Notwithstanding anything contained in the Warrants to the contrary, (i) the Exercise Price of the Warrants may be satisfied by a Lender, without limitation, through a reduction of the principal amount outstanding under such Lender’s Note with such amount being applied in the reverse order of repayment provided for in Section 2.2(a), and (ii) a Lender shall not be required to physically surrender Warrants in connection with a partial Exercise of the Warrants held by such Lender.”

IN WITNESS WHEREOF, Titan and the Lenders have executed this Amendment Agreement on the date first above written.

TITAN PHARMACEUTICALS, INC.

By:	/s/ Sunil Bhonsle
	Name:	Sunil Bhonsle
	Title:	President

DEERFIELD PRIVATE DESIGN FUND II, L.P.

By:	Deerfield Mgmt, L.P., General Partner
By:	J. E. Flynn Capital LLC, General Partner

By:	/s/ James E. Flynn
	Name:	James E. Flynn
	Title:	General Partner

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P.

By:	Deerfield Mgmt, L.P., General Partner
By:	J. E. Flynn Capital LLC, General Partner

By:	/s/ James E. Flynn
	Name:	James E. Flynn
	Title:	General Partner

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL, LIMITED

By:	Deerfield Mgmt, L.P., General Partner
By:	J. E. Flynn Capital LLC, General Partner

By:	/s/ James E. Flynn
	Name:	James E. Flynn
	Title:	General Partner

DEERFIELD SPECIAL SITUATIONS INTERNATIONAL MASTER FUND, L.P.

By:	Deerfield Mgmt, L.P., General Partner
By:	J.E. Flynn Capital LLC, General Partner

By:	/s/ James E. Flynn
	Name:	James E. Flynn
	Title:	General Partner